Filed pursuant to Rule 497(e)

Registration No. 333-193915

BMO LGM FRONTIER MARKETS EQUITY FUND

Supplement dated September 12, 2014 to the Prospectus dated December 18, 2013,

as supplemented July 29, 2014, and the Statement of Additional Information dated December 18,

2013, as supplemented July 29, 2014.

Distributor Name Change

Effective September 12, 2014, M&I Distributors, LLC (“MID”) will change its name to BMO Investment Distributors, LLC. All references in the Prospectus and the Statement of Additional Information to M&I Distributors, LLC and to MID are deleted and replaced with references to BMO Investment Distributors, LLC.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

This supplement should be retained with your Prospectus and

Statement of Additional Information for future reference.